UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2010

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD.

On May 24, 2010, Behringer Harvard REIT I, Inc. (the “Registrant”) began distribution of a letter to its shareholders and made available frequently asked questions regarding its first quarter 2010 update and estimated share valuation.  A copy of the letter, appearing as Exhibit 99.1, and the frequently asked questions, appearing as Exhibit 99.2, are furnished and not filed pursuant to Regulation FD.

Forward Looking Statements

The exhibits to this Current Report on Form 8-K contain forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false.  We caution investors not to place undue reliance on forward-looking statements, which reflect our management’s view only as of the date of this Report.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  Factors that could cause actual results to differ materially from any forward-looking statements made in the exhibits to this Report include market and economic challenges, inability of tenants to continue paying their rent, availability of cash flow for distributions and capital expenditures, decrease in the participation under our distribution reinvestment plan, our level of debt, the availability of credit generally and any failure to refinance or extend our debt as it comes due, the need to invest additional equity in connection with debt refinancing, future increase in interest rates, our ability to raise capital, impairment charges, our ability to retain our executive officers and other key personnel of our advisor, property manager and their affiliates, changes in the level of financial assistance and support provided by our sponsor and its affiliates, unfavorable changes in law or regulations impacting our business or assets, and factors that could affect our ability to qualify as a real estate investment trust.  The forward-looking statements should be read in light of the risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2010, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as filed with the SEC on May 10, 2010.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

99.1	Letter to Shareholders, dated May 24, 2010

99.2	Frequently Asked Questions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: May 24, 2010	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President — Corporate Development & Legal

Exhibit Index

Exhibit No.	Description

99.1	Letter to Shareholders, dated May 24, 2010

99.2	Frequently Asked Questions